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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (Date of earliest event reported):         February 12, 2001


                             SCHLUMBERGER LIMITED
               (Exact name of registrant as specified in charter)



     NETHERLANDS ANTILLES                001-04601                      52-0684746
 (State or other jurisdiction      (Commission File No.)    (I.R.S. Employer Identification No.)
      of incorporation)

    42, RUE SAINT-DOMINIQUE           277 PARK AVENUE                 PARKSTRAAT 83
      PARIS, FRANCE 75007      NEW YORK, NEW YORK, USA 10172           THE HAGUE
       (33-1) 4062-1000               (212) 350-9400                THE NETHERLANDS
                                                                         2514 JG
                                                                   (31-70) 310-5447


  (Address, including Zip Code, and Telephone Number, Including Area Code, of
                          Principal Executive Offices)


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ITEM 5.  OTHER EVENTS

On February 12, 2001, Schlumberger Limited announced a recommended cash offer to be made by Lehman Brothers on behalf of Schlumberger Investments, a wholly owned subsidiary of Schlumberger for the entire issued and to be issued share capital of Sema plc. The Sema Directors intend unanimously to recommend that Sema shareholders accept the Offer.

The Offer will be made on the basis of 560 pence in cash for each Sema Share and 1,120 pence in cash for each Sema ADS (each ADS represents 2 Sema Shares). The Offer represents a premium of approximately 18 percent to the middle market price of 475 pence per Sema Share at the close of business on February 9, 2001, the last dealing day prior to the announcement of the Offer.

Schlumberger Investments is a newly incorporated company set up by Schlumberger Limited ("Schlumberger") and Schlumberger Industries S.A. for the purposes of acquiring Sema. Schlumberger Industries S.A., a wholly owned subsidiary of Schlumberger, will hold 50 percent of the issued share capital of Schlumberger Investments after the Offer becomes unconditional in all respects.

Schlumberger is a worldwide leader in technical services and comprises three business segments: oilfield Services, Resource Management Services ("RMS"), and Tests & Transactions.

The information set forth in the press releases of Schlumberger dated February 12 and 13, 2001, filed herewith as Exhibits 99.1-99.4, are incorporated by reference in this current report of Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number         Exhibit
------         -------

99.1 Press Release dated February 12, 2001 announcing the Recommended Cash Offer by Schlumberger Investments for Sema plc

99.2 Short Form Press Release dated February 12, 2001 announcing Recommended Cash offer by Schlumberger Investments for Sema plc

99.3           Press Release dated February 13, 2001 by Schlumberger Investments
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              SCHLUMBERGER N.V.
                              (SCHLUMBERGER LIMITED)



Date: February 16, 2001           By: /s/ James L. Gunderson
                                  ----------------------
                                  James L. Gunderson
                                  General Counsel and Secretary


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                                INDEX TO EXHIBITS



Number                    Exhibit
------                    -------
99.1                      Press Release dated February 12, 2001 announcing the
                          Recommended Cash Offer by Schlumberger Investments for
                          Sema plc

99.2 Short Form Press Release dated February 12, 2001 announcing Recommended Cash offer by Schlumberger Investments for Sema plc

99.3                      Press Release dated February 13, 2001 by Schlumberger
                          Investments